Exhibit 10.e


Independent Auditors' Consent


We consent to the use, in this Annual Report of Prime Prestadora de Servicos S/C Ltda. on Form 20-F filed on June 28, 2002 (File No. 333-8128-03), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-03), of our report dated June 3, 2002.


/s/ Deloitte Touche Tohmatsu
Belo Horizonte, Brazil, June 28, 2002